                                                                    EXHIBIT 10.2

                                 AMENDMENT NO. 1
                          DATED AS OF DECEMBER 30, 2003

                                     TO THE

          PEOPLESOFT, INC. AMENDED AND RESTATED 1989 STOCK OPTION PLAN
                    AS AMENDED AND RESTATED ON MARCH 8, 2000

         The PeopleSoft, Inc. Amended and Restated 1989 Stock Option Plan, as amended and restated on March 8, 2000 (the "Plan"), is hereby further amended in the manner set forth below:

         1. Effective as of December 30, 2003, Section 3 of the Plan shall be amended to read in its entirety as follows:

                  "3.      Stock Subject to the Plan. Subject to the provisions
         of Section 12 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 104,600,000 Shares, plus an annual increase to be added on the first day of each of the Company's fiscal years beginning in 1999 equal to the lesser of (i) 20,000,000 shares of Common Stock (with such number adjusted appropriately for any stock split or similar transaction) or (ii) 3 % of the number of issued and outstanding shares of Common Stock on the last day of the immediately preceding fiscal year. The Shares may be authorized, but unissued, or reacquired Common Stock.

                  If an Option or Stock Purchase Right should expire or become unexercisable for any reason without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Stock Purchase Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan."

                  2. Except as set forth herein, the Plan shall remain in effect, unmodified.

         IN WITNESS WHEREOF, this Amendment No. 1 is effective as of December 30, 2003.

                                         PEOPLESOFT, INC.

                                         By: /s/ Anne S. Jordan
                                            ------------------------------------
                                                 Anne S. Jordan
                                                 Senior Vice President and
                                                 General Counsel

                                       2